UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




 Date of report (Date of earliest event reported):  December 12, 2003


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                       LASALLE HOTEL PROPERTIES
        (Exact name of registrant as specified in its charter)


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   Maryland                     1-14045             36-4219376
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(State or other            (Commission File      (IRS Employer
jurisdiction of                 Number)          Identification No.)
incorporation or
organization)




                         4800 Montgomery Lane
                               Suite M25
                          Bethesda, MD  20814
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               (Address of principal executive offices)




  Registrant's telephone number, including area code:  (301) 941-1500




                            Not Applicable
     ------------------------------------------------------------
     (Former name or former address, if changed since last report)












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ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     The following exhibit is included with this Report:

     Exhibit 99.1 Press release dated December 12, 2003 issued by LaSalle Hotel Properties.


ITEM 9.  REGULATION FD DISCLOSURE

     On December 12, 2003 LaSalle Hotel Properties issued a press release announcing that it has successfully executed a $65.0 million secured loan with GE Real Estate at a fixed rate of 5.25 percent. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.



     NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.












































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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES




Dated:  December 12, 2003         BY:  /s/ HANS S. WEGER
                                       -------------------------
                                       Hans S. Weger
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer


















































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


                             EXHIBIT INDEX
                             -------------


Exhibit
Number     Description
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  99.1     Press release dated December 12, 2003 issued by
           LaSalle Hotel Properties.




























































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